Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Meredith Enterprises, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles P. Wingard, Vice President/Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 25, 2004 Date	/s/ Charles P. Wingard
Charles P. Wingard
Vice President/Treasurer
(principal financial and accounting officer)